COMMON STOCK                                            PAR VALUE $.01 PER SHARE

                              CARREKER-ANTINORI

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                              CUSIP 144433 10 9
   IN NEW YORK, NEW YORK AND                                   SEE REVERSE FOR
 RIDGEFIELD PARK, NEW JERSEY                                 CERTAIN DEFINITIONS

This Certifies that


is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF

                           CARREKER-ANTINORI, INC.

(hereinafter referred to as the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws, as amended from time to time, of the Corporation (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and its facsimile seal to be hereunto affixed.

Dated:
                                        COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR


                                               BY

/s/ J. D. CARREKER        /s/ MAURICE E. PURNELL, JR.

CHAIRMAN OF THE BOARD     SECRETARY
AND CHIEF EXECUTIVE                                      AUTHORIZED SIGNATURE
OFFICER

                         [CARREKER-ANTINORI, INC. SEAL]

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                             CARREKER-ANTINORI, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

     UNIF GIFT MIN ACT --                  Custodian
                          ----------------           -----------------
                             (Cust)                       (Minor)
                          under Uniform Gifts to Minors
                          Act
                              ----------------------------------------
                                              (State)
     UNIF TRF MIN ACT  --              Custodian (until age           )
                          ------------                      ----------
                             (Cust)
                          -------------------- under Uniform Transfers
                                (Minor)
                          to Minors Act
                                        ------------------------------
                                                    (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

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------------------------------------------------------------------------ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

---------------------------------------------------------------------- ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
      ---------------------------

                                        X
                                          -------------------------------------
                                                      (SIGNATURE)
            NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S)
AS WRITTEN ON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGES WHATEVER

                                        X
                                          -------------------------------------
                                                      (SIGNATURE)

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION AS
DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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SIGNATURE(S) GUARANTEED BY:





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